UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

VIVOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 908-4867

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, in April 2026 Vivos Therapeutics, Inc. (the “Company”) received a deficiency notice from the Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company did not comply with the continued listing requirements of Nasdaq Listing Rules 5550(b)(1), 5550(b)(2), or 5550(b)(3), which require a listed company to maintain a minimum of $2.5 million in stockholders’ equity, a minimum $35 million market value of listed securities, or a minimum of $500,000 of net income from continuing operations, respectively.

On October 20, 2026, the Company received a letter from the Staff stating that, based on the Company’s Current Report on Form 8-K filed October 19, 2026, the Staff has determined that the Company complies with the minimum stockholders’ equity requirement of Nasdaq Listing Rule 5550(b)(1). The letter further stated that if the Company fails to evidence compliance upon the filing of its next periodic report, the Company may be subject to delisting, in which case the Staff would provide written notification to the Company, which may then appeal the Staff’s determination to a Nasdaq Hearings Panel.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s continued compliance with Nasdaq’s continued listing requirements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including: (i) the risk that the Company does not evidence compliance with the minimum stockholders’ equity requirement upon the filing of its next periodic report; (ii) the risk that the Company’s independent registered public accounting firm or Nasdaq reaches conclusions regarding the Company’s accounting treatment or stockholders’ equity that differ from the Company’s expectations; and (iii) the other risks described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Vivos Therapeutics, Inc. dated October 21, 2026 (furnished, not filed)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Date: October 21, 2026	By:	/s/ Roman Franklin
	Name:	Roman Franklin
	Title:	Chief Financial Officer